UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K

                 Current Report Pursuant to Section 13 or 15(d) of
                            The Securities Act of 1934



        Date of Report (Date of earliest event reported) October 22, 1999

                (Exact name of registrant as specified in its charter)
                                  DST Systems, Inc.

  (State or other            (Commission                 (I.R.S. Employer
   jurisdiction              File Number)               Identification No.)
  of incorporation

    Delaware                   1-14036                     43-1581814


  333 West 11th Street, Kansas City, Missouri               64105
  (Address of principal executive offices)                (Zip Code)

  Registrant's telephone number, including area code   (816) 435-6568


                                   Not Applicable
       (Former name or former address, if changed since last report.)

                                    FORM 8-K
                                DST SYSTEMS, INC.

ITEM 1  CHANGES IN CONTROL OF REGISTRANT

Not applicable.

ITEM 2  ACQUISITION OR DISPOSITION OF ASSETS

Not applicable.

ITEM 3  BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5  OTHER EVENTS

See attached as an Exhibit to this Form 8-K a News Release released October 22, 1999 concerning the announcement of financial results.

ITEM 6 RESIGNATIONS OF REGISTRANT'S DIRECTORS

Not applicable.

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS

Not applicable.

ITEM 8 CHANGE IN FISCAL YEAR

Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             DST Systems, Inc.


                             /s/ Robert C. Canfield
                             Senior Vice President, General Counsel,
                             Secretary

Date: October 22, 1999